UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2023

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On February 2, 2023, FirstEnergy Corp. (“FirstEnergy”), along with FirstEnergy Transmission, LLC, a majority-owned subsidiary of FirstEnergy that primarily owns controlling equity interests of certain of FirstEnergy’s transmission assets (“FET”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with North American Transmission Company II L.P. (“Investor”), FirstEnergy’s existing joint venture partner in FET and a controlled investment vehicle entity of Brookfield Infrastructure Partners, an experienced investor in U.S. infrastructure (“Brookfield”), Brookfield Super-Core Infrastructure Partners L.P., Brookfield Super-Core Infrastructure Partners (NUS) L.P. and Brookfield Super-Core Infrastructure Partners (ER) SCSp, as guarantors of Investor’s obligations and liabilities thereunder, and, for the limited purposes described therein, North American Transmission FinCo L.P., pursuant to which FirstEnergy agreed to sell to Investor at the closing (the “Closing”), and Investor agreed to purchase from FirstEnergy, an incremental 30% equity interest in FET for a purchase price of $3.5 billion. As a result of the consummation of the transactions, Investor’s interest in FET will increase from 19.9% to 49.9%, while FirstEnergy will retain the remaining 50.1% ownership interests of FET.

The purchase price will be payable in part by the issuance by Investor or one of its affiliates to FirstEnergy on the date of Closing of a promissory note having a principal amount equal to the lesser of $1.75 billion minus equity financing funded to Investor or its affiliates from certain of its co-investors at or immediately prior to such time, and any lesser amount as may be determined by Investor. The remainder of the purchase price will be payable in cash at the Closing. Brookfield Corporation has guaranteed the full amount of the promissory note.

The consummation of the transactions contemplated by the Purchase Agreement is subject to the satisfaction of certain customary conditions described in the Purchase Agreement, including receipt of authorization by the Federal Energy Regulatory Commission and certain state utility commissions of the transactions contemplated by the Purchase Agreement and completion of review by the Committee on Foreign Investments in the United States of the sale of the membership interests.

The Purchase Agreement contains customary representations and warranties by FirstEnergy, FET and Investor. Pursuant to the Purchase Agreement, each of the parties has agreed to customary covenants, including, among others, the following: (i) each of the parties has agreed to use reasonable best efforts to do all things necessary to satisfy the conditions to the Closing and to consummate the transactions contemplated by the Purchase Agreement in the most expeditious manner possible; and (ii) FirstEnergy will use commercially reasonable efforts to conduct the business of FET and its subsidiaries in the ordinary course of business consistent with past practices. In addition, FirstEnergy has agreed to make the necessary filings with the applicable regulatory authorities for a planned consolidation of its Pennsylvania subsidiaries, and subsequent to the receipt of the necessary regulatory approvals, cause those equity interests of Mid-Atlantic Interstate Transmission, LLC (“MAIT”) not already owned by FET to be contributed to FET substantially concurrently with, but immediately following, the consummation of the sale of the incremental 30% interest in FET to Investor. The MAIT equity interests will be contributed to FET in exchange for the issuance by FET to FirstEnergy of 100% of a new class of equity interests which will provide for all income earned by FET on account of such contributed MAIT equity interests to be distributed out to FET as the holder of such new class of FET equity interests but such class of FET equity interests will not otherwise have a right to receive distributions from or make additional contributions to FET.

Pursuant to the Purchase Agreement, each of FirstEnergy and Investor has agreed that it shall take, or shall cause certain of its affiliates to take, any and all actions required to obtain all required regulatory approvals required to consummate the transactions up to a Parent Burdensome Condition (as defined in the Purchase Agreement), in the case of FirstEnergy, an Investor Burdensome Condition (as defined in the Purchase Agreement), in the case of Investor, or, an FET Burdensome Condition (as defined in the Purchase Agreement), in the case of either party.

The Purchase Agreement may be terminated: (i) by mutual consent of the parties; (ii) by either Investor or FirstEnergy if the Closing has not occurred within ten months of the date of the Purchase Agreement (subject to an extension of an additional ten months if the only conditions to Closing that remain to be satisfied are receipt of required regulatory approvals); (iii) by either party, as the case may be, prior to the Closing upon certain material breaches or failures to perform any of the representations, warranties, covenants or agreements by the other party; or (iv) by either party prior to the Closing in the event of a final and non-appealable law or order restraining, enjoining or otherwise prohibiting the Closing in any competent jurisdiction.

Pursuant to the terms of the Purchase Agreement, in connection with the Closing, Investor, FirstEnergy and FET will enter into a Fourth Amended and Restated Limited Liability Company Operating Agreement of FET (the “Fourth LLC Agreement”), which operating agreement will amend and restate in its entirety the Third Amended and Restated LLC Agreement of FET (the “Third LLC Agreement”). Under the terms of the Third LLC Agreement, Investor has the right to appoint one director to the board of directors of FET and for certain major actions to be taken, the consent, vote or approval of the Investor is required, in each case, for so long as Investor maintains certain requisite ownership percentages. Under the terms of the Fourth LLC Agreement, Investor will maintain all of its existing approval rights over certain actions of FET and, in addition, for so long as Investor maintains at least a 30.0% ownership interest in FET, Investor will have the right to appoint two out of the five members of the FET board (with the remaining directors being appointed by FirstEnergy) and certain additional actions will require the consent, vote or approval of Investor before such actions can be taken by FET, including, among other things, certain acquisitions or dispositions in excess of certain dollar threshold, establishing or amending the annual budget, incurring cost overruns on certain capital expenditure projects during any fiscal year in excess of a certain percentage overage of the budgeted amounts or incurring cost overruns on the aggregate capital expenditure budget of FET’s subsidiaries during any fiscal year in excess of a certain percentage overage of the aggregated budgeted amount, material decisions relating to litigation where either the potential liability exposure is in excess of a certain threshold dollar amount or such proceeding would reasonably be expected to have an adverse effect on Investor or FET, making certain material regulatory filings, incurring or refinancing indebtedness by FET or its subsidiaries, which, in the case of its subsidiaries, would reasonably be expected to cause such subsidiary to deviate from its targeted capital structure, entering into joint ventures, appointing or replacing any member of its transmission leadership team, amending the accounting policies of FET or its subsidiaries (but only if FirstEnergy is no longer the majority owner of FET), taking any action that would reasonably be expected to cause a default or breach of any material contract of FET or any of its subsidiaries, creating certain material liens (excluding certain permitted liens), or causing any reorganization of FET or any of its subsidiaries. The Fourth LLC Agreement also includes provisions relating to the resolution of disputes and to address deadlocks.

Item 7.01     Regulation FD Disclosure.

On February 2, 2023, FirstEnergy issued a press release announcing, among other matters, the entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On February 2, 2023, FirstEnergy also issued an investor presentation which, among other matters, describes certain terms of the Purchase Agreement, summarizes the potential benefits of a successful consummation of the related transactions, and discloses that, as a result of the entry into the Purchase Agreement, FirstEnergy expects to recognize a non-cash charge to GAAP earnings in 2022 of approximately $750 million associated with the deferred tax gain on the 19.9% sale in FET that closed in 2022. A copy of the investor presentation is attached as Exhibit 99.2 hereto and incorporated herein by reference.

The information set forth in and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of FirstEnergy’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated February 2, 2023
99.2	Investor Presentation, dated February 2, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the completion of the transactions contemplated by the Purchase Agreement on the anticipated terms and timing or at all, including the receipt of regulatory approvals; the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings and strengthening our balance sheet; the changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, or energy efficiency and peak demand reduction mandates; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 2023

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer